Exhibit 99.1

Investor Presentation May 2011

Page 1 This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995.  These risks and uncertainties (1) that we may not be able to execute our business strategy to transition to a leading IP infrastructure and managed services provider, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful in making and integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that the continuing effects of adverse economic conditions could harm our business; (4) that if we do not continue to innovate and provide products and services that are useful to individual subscribers and business customers, we may not remain competitive, and our revenues and operating results could suffer; (5) that our failure to implement cost reduction initiatives will adversely affect our results of operations; (6) that we will require a significant amount of cash, which may not be available to us, to service our debt and fund our other liquidity needs; (7) that we face significant competition in the Internet industry that could reduce our profitability; (8) that our consumer business is dependent on the availability of third-party network service providers; (9) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (10) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (11) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (12) that changes in technology in the Internet access industry could cause a decline in our business; (13) that we face significant competition in the communications industry that could reduce our profitability; (14) that decisions by the Federal Communications Commission relieving ILECs  (incumbent local exchange carrier, which term includes former Bell Systems or other independent telephony companies responsible for providing local telephone exchange services in a specified geographic area) of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (15) that our wholesale services, including our broadband transport services, will be adversely affected by pricing pressure, network overcapacity, service cancellations and other factors; (16) that our financial performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (17) that we may experience reductions in switched access and reciprocal compensation revenue; (18) that our inability to maintain and upgrade our network infrastructure, portions of which we do not own, could adversely affect our operating results; (19) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (20) that we may not be able to compete effectively if we are unable to install additional network equipment or convert our network to more advanced technology; (21) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (22) that we may be unable to retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (23) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (24) that our business depends on effective business support systems and processes; (25) that government regulations could adversely affect our business or force us to change our business practices; (26) that our business may suffer if third parties used for customer service and technical support and certain billing services are unable to provide these services or terminate their relationships with us; (27) that we may not be able to protect our intellectual property; (28) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (29) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (30) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (31) that we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (32) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (33) that we may reduce, or cease payment of, quarterly cash dividends; (34) that our stock price may be volatile; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; and (36) that provisions of our second restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2010.   Cautionary Information Regarding Forward Looking Statements

Page 2  Substantial resources being spent on acquiring ISP customers that were not generating positive returns Customer churn at 5.7% per month Business division (New Edge Networks) that was primarily wholesale / small business focused, and declining  EarthLink – mid 2007

EarthLink – since 6/2007 Page 3 Retain and optimize existing customer base Limited sales and marketing spend to only distribution channels with positive returns Constant process re-engineering and optimization Transform New Edge asset into nationwide IP connectivity platform Now beginning to grow Results: $872M in free cash flow (Q3’07 – Q1’11) while investing in nationwide managed service capability Customer churn now at 2.6% / month and declining, record customer satisfaction and 64% of ISP revenue now on Broadband Our brand continues to be an asset Adjusted EBITDA margin from 14% in Q2’07 to 32% in Q4’10 We considered alternatives but did not execute a transaction through Q3 2010. We remained exposed to employee turnover risk and core assets with uncertain long term strategic relevance. Adjusted EBITDA and free cash flow are non-GAAP measures. See appendix for additional information on non-GAAP measures.

Consumer Churn Page 4 Customers with longer tenure have historically lower churn  The mix of our customer base is continually migrating towards longer tenures 40% of Premium Dial customers have been with us for 10 years or more Across all of Narrowband and DSL, 90% of customers have been with us for 2 years or more Consumer churn continues to fall Q1-'08 Q1-'09 Q1-'10 Q1-'11 % Churn Q1-'11 % of Base < 1 12% 8% 5% 4% < 1 yr 18.1% % of Base 1+ 88% 92% 95% 96% 1+ yrs 2.2% % of Base 2+ 80% 87% 91% 94% 2+ yrs 2.1% % of Base 5+ 52% 64% 75% 84% 5+ yrs 1.9% % of Base 10+ 5% 15% 26% 40% 10+ yrs 1.4% (Ex Mail Boxes & Prem Mail) Premium Dial Q1-'08 Q1-'09 Q1-'10 Q1-'11 % Churn Q1-'11 % of Base < 1 18% 11% 9% 8% < 1 yr 5.6% % of Base 1+ 82% 89% 91% 92% 1+ yrs 1.4% % of Base 2+ 61% 74% 83% 86% 2+ yrs 1.3% % of Base 5+ 21% 24% 35% 53% 5+ yrs 1.3%  (Ex LPV -DSL) ADSL Q1-'08 Q1-'09 Q1-'10 Q1-'11 % Churn Q1-'11 % of Base < 1 43% 16% 10% 7% < 1 yr 13.7% % of Base 1+ 57% 84% 90% 93% 1+ yrs 4.5% % of Base 2+ 29% 57% 82% 88% 2+ yrs 4.4% % of Base 5+ 1% 7% 17% 36% 5+ yrs 3.7% PPC Dial

Two Transformative Transactions Page 5 STS acquisition adds hosted VOIP platform Logical Solutions acquisition adds virtual hosting Deltacom OneCommunications Total Purchase Price $522 Million $370 million Debt $325 Million due 2016 $0 Equity $0 Approximately 3 Million shares Cash $197 Million Approximately $337 Million Adj. EBITDA Multiple  1 4.7x 3.7x Expected Run Rate $20 Million $20 Million Closing Closed 12/8/2010 Closed 4/1/2011 Route Miles 16k 12k Colocations 294 629 Experienced Management Northeast Corridor $50M Net Present Value of NOLs Under-Performing Asset $0.05  per share quarterly dividend 2-3% Yield based on last twelve months average share price 1  LTM as of Q2'10 Deltacom and Q3'10 OneComm, including expected cost synergies and adjusted for one-time transaction costs BRANDING DIVIDEND SYNERGIES CONSIDERATION TIMING ASSETS

Opportunity From Here

Continued IP Data Traffic Explosion Drives Industry Growth Global IP Traffic Source: Cisco Visual Networking Index – Forecast and Methodology 2009 – 2014, Gartner 2011, Wall Street research North American IP Traffic North American VPN Connections North American VPN Revenue IP data traffic growing exponentially The North American market remains the largest market in the world, and is projected to maintain a robust growth profile - projected to remain the largest market in 2014 with 30% of the global market share - 2009 – 2014 CAGR of 30% vs. 34% globally Strong continued growth expectations for VPN services (Petabytes per month) ($ in billions) (connections in 000’s) (Petabytes per month) Page 7

Emerging Mega Trends Page 8 Distributed Business Models (across multiple verticals) Ubiquitous IP connectivity Security of private networks Customized solutions Choice / Value  Virtual CID / IT Solutions (small & mid markets) Confusion around “the cloud” Variabalized cost of IT

One Comm in NE Deltacom in SE National Network with Southeast and Northeast Local Density Page 9 Nationwide coverage from legacy New Edge network (grey lines) Added density. Deeper networks drive richer gross margins (~50%+)

Expansive fiber network provides strong competitive position Dense metro fiber network Note: Fiber route miles include those in the U.S. only. Source: Company filings, websites and press releases Metro fiber route miles: 26,000 15,500 10,609 7,916 NA 7,500 NA 9,000 NA Significant Combined Scale - Fiber Route Miles Page 10

EarthLink's Capabilities

In addition to a richer Fiber network, the combined company now benefits from additional scale


Now have more robust mix of services and value adds …
Plus own the fiber network
Value Add
Logical Solutions / New Edge
Services
STS / New Edge
Connectivity
New Edge
Transport
One Comm / Deltacom
Voice CPE
Data CPE
Security
Cloud
ASP/Hosting
Integration
My Edge
(Managed Services)
Owned transport layer positions us to cost effectively participate in all three service areas
Voice
Video
Data
Nationwide Reach
MPLS
ATM
Frame Relay
Wi-FI
EVDO
LTE / 4G
3G
Copper
Fiber
Airwaves
Coax
Other areas still leased, but now own the fiber

Page 11

2011 Guidance Page 12 Dollars are in millions. Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See appendix for additional information on non-GAAP measures. Adjusted EBITDA $305 - $315 CAPEX 115 - 130 Free Cash Flow $175 - $200 $ in Millions

Combined Capitalization Strong combined balance sheet $ Millions Page 13 1 Prior to offering fees and other expenses EarthLink Cash and Marketable Securities as of Q1 2011 $552 Net Cash Paid for One Comm Acquisition (337) Proceeds from May 2011 Notes Offering 1 290 Adjusted Gross Cash $504 3.25% Convertible Debt (First Put/Call November 2011) $256 10.5% Senior Secured Notes due 2016 325 8.875% Senior Unsecured Notes due 2019 300 $150M Revolving Credit Facility (undrawn) - Total Debt $881 377 $ Cash Debt Net (Cash) / Debt

EarthLink®

Financial Profile



Net Debt
$ Billions
9
8
7
6
5
4
3
2
1
-
(1)
FTR WIN LVLT Peer Avg EQIX PAET GLBC TWTC SVVS ELNK CCOI ABVT



Gross Debt
$ Billions
9
8
7
6
5
4
3
2
1
0
FTR WIN LVLT Peer Avg EQIX GLBC PAET TWTC ELNK SVVS CCOI ABVT



Net Debt Leverage Ratio2
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
LVLT PAET FTR Peer Avg WIN EQIX SVVS GLBC TWTC CCOI ELNK ABVT



Gross Debt Leverage Ratio2
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
LVLT PAET FTR Peer Avg EQIX WIN SVVS GLBC TWTC CCOI ELNK ABVT

[1] Other than for EarthLink all data above is sourced from Thomson Reuters and is trailing twelve months as of 12/31/2010. EarthLink information above is pro-forma for Deltacom and OneComm transactions

- EarthLink Gross Debt includes $300M Senior Notes + $256M Convertible Notes + $325M Deltacom Senior Secured Notes. EarthLink data reflects Convertible Debt Discount and Deltacom Senior Notes Premium reflected on Balance Sheet
- EarthLink Net Debt reflects $563M 2010 Ending Cash and Marketable Securities balance minus approximately $337M Net Cash paid for One Comm acquisition and pro-forma impact of May 2011 notes offering
- EarthLink leverage ratio denominator is legacy EarthLink standalone TTM through 12/31/2010 plus Q4 2010 annualized results for Deltacom and OneComm and $40M in total synergies

[2] Denominator for Debt Leverage Ratios above defined as income (loss) from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, net losses of equity affiliate, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs.

Page 14

Opportunity Summary Page 15 Substantially Expanded Business Services Platform Acquired at a low cost Positioned for future technology trends  Substantial Revenue Streams Acquired at a low cost  Substantial Cash Flows  Comparative Financial Strength  Nationally Recognized (and Admired) Brand  Demonstrated Operational Execution

Appendix

Recent brand name study of IT professionals shows EarthLink has the highest brand recognition amongst SMB focused communication providers Source: 2010 B2B Telecommunications Study; n=520, purchased sample only Strong and Well-Recognized Brand Name Page 17

Synergies $40 million of achievable annual recurring cost synergies Page 18 $20 Million $20 Million 2 years 3 years $15 Million $15 Million Approximately half of synergies are back office and SG&A Other half of synergies are systems and network related No revenue synergies assumed in the above estimates,      but we believe we can close more sales together than apart DISTRIBUTION OF  SYNERGIES REVENUE SYNERGIES EXPECTED ANNUALIZED  COST SYNERGIES TIMING TO ACHIEVE RUN  RATE ONE TIME COST TO ACHIEVE  SYNERGIES $20 Million 3 years

EarthLink

EarthLink's Capabilities Pre DeltaCom/OneComm



Margins are higher as you move up but…
It all builds upon transport and connectivity
Value Add
Services
Connectivity
Transport
Voice CPE
Data CPE
Security
Cloud
ASP/Hosting
Integration
My Edge
(Managed Services)
Voice
Video
Data
Nationwide Reach
MPLS
ATM
Frame Relay
Wi-FI
EVDO
LTE / 4G
3G
Copper
Fiber
Airwaves
Coax
Leased

Page 19

The Combined Company Combined company generates significant free cash flow, owns strategically valuable fiber network, has an experienced management team with industry expertise and is in a unique position to fund further organic or strategic growth.  Operational Strength: Financial Strength: Page 20 Information as of 3/31/2011

Page 21 Key Executives Rolla P. Huff Chairman and Chief Executive Officer Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award-winning customer service competencies. Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. 20-year record of achievement as a business, operational and financial strategist. Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Joe Wetzel, President and Chief Operating Officer Joined in 2007 responsible for operations, customer care, revenue, network engineering and information technology. President and Chief Operating Officer of Mpower Communications, delivering voice and data to consumer, business and wholesale customers in major US markets. MediaOne Group Vice President of Technology led corporate engineering functions at the third largest U.S, cable company. Oversaw technology development to deliver advanced voice, data, and video over an upgraded broadband cable network. Involved in business development with MediaOne merger with AT&T. Broad range of senior level Technology and Operations positions within U S WEST. Brad Ferguson, Chief Financial Officer Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring Previously member of the audit practice at Arthur Andersen LLP.

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as income (loss) from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, net losses of equity affiliate, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs. Free cash flow is defined by EarthLink as income from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs, less cash used for purchases of property and equipment and purchases of subscriber bases. Adjusted EBITDA and free cash flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors. EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditures and working capital requirements. EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Page 22

Page 23 2011 Guidance Non GAAP Reconciliation Year  Ending December 31, 2011 Net income $13 - $20 Interest expense and other, net 51 Income tax provision 9 - 12 Depreciation and amortization 190 Stock-based compensation expense 16 Restructuring and acquisition-related costs 26 Adjusted EBITDA $305 - $315 Purchases of property and equipment (130) - (115) Free cash flow $175 - $200 EARTHLINK, INC. Reconciliation of Guidance Provided in Non-GAAP Measures (in millions)

Historical Non GAAP Reconciliations Page 24 Three Months Three Months Ended Ended Q3 2007 June 30, December 31, Through 2007 2010 Q1 2011 Income (loss) from continuing operations (6,981) $ 5,308 $ 546,595 $ Interest expense and other, net (3,597) 7,740 63,430 Income tax provision 226 7,691 (92,460) Depreciation and amortization 11,397 9,738 129,860 Stock-based compensation expense 2,898 2,882 55,669 Net losses of equity affiliate 40,054 - 41,895 Gain (loss) on investments, net (210) - 3,836 Impairment of goodwill and intangible assets - 1,711 108,778 Restructuring and acquisition-related costs - 19,101 107,011 Adjusted EBITDA 43,787 $ 54,171 $ 964,614 $ Purchases of property and equipment (13,104) (15,277) (87,294) Purchases of subscriber bases (1,084) - (5,573) Free cash flow 29,599 $ 38,894 $ 871,747 $ Revenue 311,866 $ 166,789 $ Adjusted EBITDA % of revenue 14% 32% EARTHLINK, INC. Reconciliation of Income (Loss) From Continuing Operations to Adjusted EBITDA and Free Cash Flow (in thousands)